SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          November 29, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                  GOURMET'S CHOICE COFFEE CO., INC.
        (Exact Name of Registrant as Specified in its Charter)

                          8 West 38th Street
                              9th Floor
                         New York, New York 10018
               (Address of Principal Executive Offices)

                             212/398-7833
                          212/398-8695 (fax)
                   (Registrant's Telephone Number)

                         Aterian Corporation
                          1504 R Street N.W.
                       Washington, D.C.  20009
                   (Former Name and Former Address)

Nevada                              000-26409                74-2822381
(State or other                     (Commission              (IRS Employer
jurisdiction of incorporation       File Number)         Identification No.)

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Reorganization (the "Agreement") effective November 29, 1999 Gourmet's Choice Coffee Co., Inc., a Nevada corporation ("Gourmet's Choice" or the "Company"), acquired all the outstanding shares of Aterian Corporation ("Aterian") from the shareholders thereof in a pro rata exchange for an aggregate of 250,000 shares of common stock of Gourmet's Choice (the "Reorganization"). As a result, Aterian became a wholly-owned subsidiary of Gourmet's Choice.

        The Reorganization was approved by the unanimous consent of the Board of Directors of Gourmet's Choice on November 23, 1999.
The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

        Prior to the Reorganization, Gourmet's Choice had 92,271,128 shares of common stock issued and outstanding and 92,521,128 shares issued and outstanding following the Reorganization. Gourmet's Choice was incorporated in the State of Nevada on February 20, 1997.

        Upon effectiveness of the Reorganization, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Gourmet's Choice became the successor issuer to Aterian Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective November 29, 1999.

        A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                         AMOUNT OF COMMON STOCK    PERCENT OF COMMON STOCK
                             BENEFICIALLY OWNED (1)    BENEFICIALLY OWNED

James A. Tilton                    42,000,000 (2)             45.40%
President, Director

Jane  Zheng                         6,000,000 (3)              6.49%
Secretary, Treasurer and
Director

All directors and executive
officers as a group                42,000,000 (2)(3)          45.40%
(2 persons)

International Beverage
Development Corp.                  36,000,000 (4)             38.91%
8 West 38th Street
9th Floor
New York, New York 10018

Calder Investments                  6,000,000                  6.49%
Omar Hodge building
Eickham Cay Road
Tortola Town
British Virgin Islands

Southeast Asia Industries
 Limited                            5,432,000                 5.87%
c/o Gerland L. Jenson
1675 Broadway
Suite 1030
Denver, Colorado 80202

Victoria Beverage Company
 Limited                            6,000,000 (5)             6.49%
3 Athol Street
Douglas, Isle of Man
1M1 1LD Great Britain

(1) Based upon 92,521,128 outstanding shares of common stock following theReorganization.

(2) Includes 36,000,000 shares owned by International Beverage Development Corp., a company of which Mr. Tilton is the sole shareholder, president and director, and 6,000,000 shares owned by Victoria Beverage Company Limited, a company that is a subsidiary of China Food and Beverage Company, of which Mr. Tilton is president, a director and shareholder and his wife, Jane Zheng, is secretary, treasurer and a director. Mr. Tilton may be deemed to be the beneficial owner of the shares owned by International Beverage Development Corp. and Victoria Beverage Company Limited.

(3) Includes 6,000,000 shares owned by Victoria Beverage Company Limited, a company that is a subsidiary of China Food and Beverage Company, of which Ms. Zheng is secretary, treasurer and a director.

(4) International Beverage Development Corporation is a company of which Mr. Tilton is the sole shareholder, president and director.

(5) Victoria Beverage Company is a subsidiary of China Food and Beverage Company, a company of which Mr. Tilton is president, a director and shareholder and his wife, Jane
        Zheng, is secretary, treasurer and a director.

BUSINESS

        Gourmet's Choice was formed to produce and market premium quality blended coffees and other beverages to restaurants, hotels, airlines, supermarkets and other retail outlets and to serve as a holding company for domestic and international companies to be acquired that will complement its intended business. In 1998, Gourmet's Choice acquired a Vietnamese company which operates a mineral water company in a joint venture with Quang Tri Beer Factory. Prior to the acquisition of Aterian Corporation, Gourmet's Choice had two subsidiaries: Gourmet's Choice Franchise, Inc. which has not yet commenced operations, and AmViet Mineral Water Co., which operates the bottled water and mineral water operations.

        Gourmet's Choice operates at a loss and has not received revenues from operations sufficient to maintain its operations.
Gourmet's Choice has raised funds for operations through the sale of its securities. See "RISK FACTORS".

COFFEE BUSINESS

        For nearly 30 years until 1983, an unaffiliated corporation, owning the trademark "Gourmet's Choice", supplied gourmet coffees internationally to a customer base of airlines, gourmet shops, hotels and restaurants. The Company acquired the rights to the trademark "Gourmet's Choice" in 1998 and is attempting to re-establish the brand name and its products. The Company currently offers its coffee products over the Internet at its Web site, http://www.gmch.net, and at a Web store on http://www.imall.com. From April 1999 through November 1999, the Company sales of its coffee products through the Internet were approximately $8,000. The Company is currently designing a new sales Web site and intends to begin a marketing program for its coffees.

        The Company maintains an inventory of its coffee to supply those orders that it receives. The Company purchases its coffee from distributors in Portland, Oregon, which is then blended and roasted to make the Company's brands and flavors. The coffee is packaged at an order fulfillment center near Indianapolis, Indiana, run by outside vendors, and shipped to customers on demand.

        The Gourmet's Choice coffee brands include "Gourmet's Choice," "Golden Choice," "Gourmet's Delight," "Rainforest Blend," "Espresso Bellissimo," and "French Roast." The coffee can be purchased as ground coffee and whole beans in both regular and decaffeinated versions.

VIETNAMESE WATER BUSINESS

        On September 30, 1998, Gourmet's Choice acquired as a wholly-owned subsidiary, AmViet Development Corporation, a Bahamian corporation, which owns 70% of the AmViet Mineral Water Co. On September 24, 1994, the AmViet Mineral Water Co. was issued a license to operate a bottled water and mineral water operation in a joint venture with Quang Tri Beer Factory. The joint venture is owned 70% by AmViet Development Corp. and is 30% by Quang Tri Beer Co. Subsequently, the license was amended to include soft drinks. From February 1, 1999 to November 15, 1999, the Company received $53,000 in gross revenues from its water bottling operations.

        Well water is pumped from wells near Quang Tri, in central Viet Nam near Hue, bottled at the Company's plant near Quang Tri and marketed to approximately 20 distributors throughout Viet Nam. The Company owns the plant equipment, but the land and structure are owned by the Vietnamese communist government. The plant has the capacity to product approximately 250,000 liters of bottled water per month, assuming 8-hour production days. However, production has been halted numerous times since inception in February 1999 because of particulate contamination in the well water, and because of weather conditions such as typhoons.

TRADEMARKS AND PATENTS

        The Company owns the trademark "Gourmet's Choice".   The
Company uses certain other brand names for its products, but has not applied for trademarks with respect to them.

EMPLOYEES

        Gourmet's Choice has 20 employees. Two of the employees are located in New York, purchasing and marketing coffee. The remaining 18 employees are in Viet Nam, managing and operating the water bottling operations and delivering the products to its distributors.

PROPERTY

        Gourmet's Choice maintains its administrative offices at 8 West 38th Street, 9th Floor, New York, N.Y. 10018. The Company does not lease its own space and pays no rent. The offices are leased by other companies affiliated with the Company's president and the office space and all office services are shared. The telephone is answered by a receptionist working for several companies and does not respond in the name of Gourmet's Choice unless a caller asks for information with respect to Gourmet's Choice.

        The Company pays no rent for its water bottling plant in Quang Tri, Viet Nam. Because the Company contributed the plant's equipment, no rent is paid for use of the space.

LITIGATION

        There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

DESCRIPTION OF SECURITIES

        The Company has an authorized capitalization of 200,000,000 shares of common stock, $.01 par value per share and no authorized preferred stock. Following the Reorganization, the Company had issued and outstanding 92,521,128 shares.

MARKET FOR GOURMET'S CHOICE SECURITIES

        Gourmet's Choice has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. Gourmet's Choice's common stock is traded on the NASD OTC Bulletin Board under the symbol GMCH. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

        The Company was required to become a reporting company by the close of business on December 1, 1999. Gourmet's Choice acquired all the outstanding shares of Aterian to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

        The following table represents the average prices on the
Nasdaq Bulletin Board for the Company's common stock for the following periods:
                        Open          High          Low          Closing
Quarter Ended           Price         Price         Price        Price

December, 1998          .040          .070          .000          .020

March, 1999             .025          .800          .000          .395

June, 1999              .400          .510          .190          .220

September, 1999         .210          .220          .081          .081

MANAGEMENT

        Name              Age       Title

James A. Tilton            38        President, Chief
                                     Executive Officer and Director

Jane Zheng                 37        Secretary, Treasurer and Director

        James A. Tilton serves as President, Chief Executive Officer and a director of the Company and is also the president and sole director of its wholly-owned subsidiary, Aterian Corporation. Mr. Tilton was appointed President, Chief Executive Officer and a director of the Company in October, 1998. Since July 1995, Mr. Tilton has also been President and a director of Tianrong Building Material Holdings, Ltd., an OTC Bulletin Board listed holding company (trading symbol TNRG) with business in China and southeast Asia. Since November 1995, Mr. Tilton has also been the President and a director of China Food and Beverage Company, an OTC Bulletin Board listed holding company (trading symbol CHIF) primarily for a beer production company in China. Since July 1998, Mr. Tilton has also been President and a director of Tianrong Internet Products and Services, Inc., an OTC Bulletin Board listed holding company (trading symbol TIPS) primarily for Internet related companies. See "Other Non-Reporting OTC Bulletin Board Companies". Mr. Tilton is also sole shareholder, sole officer and sole director of International Beverage Development Corp., a shareholder of the
Company.   Mr. Tilton is expected to continue in such positions.
Mr. Tilton is the husband of Jane Zheng, secretary, treasurer and a director of the Company.

        Jane Zheng serves as Secretary, Treasurer and a director of the Company. Ms. Zheng was appointed as Secretary, Treasurer and Director of the Company in October 1998. Since July 1995, Ms. Zheng has also been secretary, treasurer and a director of Tianrong Building Material Holdings, Ltd. Since November 1995, Ms. Zheng has also been secretary, treasurer and a director of China Food and Beverage Company. Since July 1998, Ms. Zheng has also been secretary, treasurer and a director of Tianrong Internet Products and Services, Inc. Ms. Zheng is expected to continue in such positions. In 1986, Ms. Zheng received her degree in engineering from Shanghai University, Shanghai, China. In 1994, Ms. Zheng received a Masters of Business Administration degree in Finance from Adelphi University, Garden City, New York. Ms. Zheng is the wife of James A. Tilton.

OTHER NON-REPORTING OTC BULLETIN BOARD COMPANIES

        Mr. Tilton and Ms. Zheng serve as officers and directors of other companies with securities admitted to quotation on the OTC Bulletin Board. Tianrong Building Material Holdings, Ltd., is a Utah company trading on the OTC Bulletin Board under the symbol TNRG. Tianrong Building Material is a holding company for a variety of companies, with its largest company a real estate company with 1998 revenues of approximately $2,000,000. Tianrong Building Material owns a professional basketball team in the United States Basketball League and owns 90% of Tianrong Internet Products and Services, Inc. Mr. Tilton owns approximately 20% of the outstanding shares of Tianrong Building Material.

        Tianrong Internet Products and Services, Inc. trades on the OTC Bulletin Board under the symbol TIPS. Tianrong Internet is a holding company for four operating Internet and Internet related companies.

        China Food and Beverage Company trades on the OTC Bulletin Board under the symbol CHIF and is a holding company for a beer production company operating in China.

EXECUTIVE COMPENSATION

        Ms. Zheng is not currently receiving any salary or other remuneration from the Company. Mr. Tilton is not currently receiving any salary or other remuneration from the Company.

        All directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Currently, there are two directors of the Company. The by-laws permit the Board of Director to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RELATED TRANSACTIONS

        Mr. Tilton effected a $100,000 unsecured loan from the Company in March 1999. The loan bears 12% interest and all principal and accrued interest is due March 26, 2000. The Company does not have a policy on the maximum amount that it may lend to an officer or director or the terms by which any such loan must be repaid.

RISK FACTORS

        GOURMET'S CHOICE IS CURRENTLY OPERATING AT A LOSS. For the fiscal year ended June 30, 1998, the Company had a net loss of $678,238. For the three-month period ended September 30, 1998, the Company had a net loss of $52,387. Gourmet's Choice has only been able to maintain operations by a private placement of $922,925 of its common stock pursuant to Rule 504 of Regulation D under the Securities Act of 1933, as amended, between November 1998 and March 1999. If losses continue, Gourmet's Choice may need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales of its securities cannot be generated or other sources of financing located.

        MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER VOTE. James A. Tilton, President of Gourmet's Choice, beneficially controls 45% of the outstanding common stock of the Company. The only other director and officer of the Company is the
spouse of Mr. Tilton.   The by-laws provide that the board of
directors may issue securities of the Company at its discretion and the board could issue additional securities to Mr. Tilton which would allow him to control a majority of the outstanding shares of the Company.

        THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS.   Although the Company is required to file
audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

        CONFLICT OF INTEREST WITH OTHER SIMILAR COMPANIES.   Mr.
Tilton and Ms. Zheng are the officers and directors of several other companies including: Tianrong Building Material Holdings, Ltd., China Food and Beverage Company, and Tianrong Internet Products and Services, Inc., Tilton and Ms. Zheng may be required to spend significant time on the affairs of these companies which may serve to decrease the time they can devote to the affairs of the Company. In addition, certain business opportunities or developments may arise which would cause a conflict in the interests or development between the one or more of these companies and the Company.

        RISK OF DOING BUSINESS IN VIET NAM. Viet Nam is a developing country that is under a hostile dictatorship. Business risks include, among others, internal political or civil unrest, war, or government restrictions. These risks are dynamic and difficult to quantify. The Company will be subject to the risks normally associated with changes in general national economic conditions or local market conditions, competition, patronage, changes in market rates, and the need to periodically upgrade and replace equipment to maintain desirability, and to pay the costs thereof. Although many of the governments of the countries of Southeast Asia have liberalized policies on international trade, foreign ownership and development, investment, and currency repatriation, increasing both international trade and investment accordingly, such policies might change unexpectedly. The Company will be affected by the rules and regulations regarding foreign ownership of real and personal property, including manufacturing plants and other property. Such rules may change quickly and dramatically which may have an adverse impact on ownership and may result in a loss without recourse of property or assets of the Company. The likelihood of any foreign company successfully prevailing in any dispute with the government or any private litigant under the Vietnamese legal system is difficult to quantify or predict.

        THE COMPANY'S BOTTLED WATER MAY BE CONTAMINATED BY CHEMICALS USED DURING THE VIET NAM WAR. The Company's bottled water operations use well water from Quang Tri province. During the American Viet Nam war, the area was located in or near the so-called "Demilitarized Zone" or "DMZ." The DMZ was subjected to defoliants, including Agent Orange, and other chemical and conventional weapons.
 The use of these weapons could have left hazardous chemical residues in the water table, that may still remain. These residues, if any, could have unknown health consequences on persons who drink the water, although none have been proven. These hazards, if any, are largely unquantifiable, could persist for an indefinite period, and could lead to substantial liabilities for the Company.

        COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The coffee and beverage business is intensely competitive, with storefront business being dominated by major companies such as Starbucks, Seattle's Best Coffee and Chock Full O' Nuts, and supermarket business being dominated by major distributors such as Maxwell House, Folger's, Savarin, Medaglia D'Oro and General Foods. Gourmet's Choice faces intense competition from similar, more well-established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than Gourmet's Choice. Gourmet's Choice may not be able to market or sell its products if faced with direct product competition from these larger or more established companies.

        TRADEMARK PROTECTION AND PROPRIETARY MARKS. Gourmet's Choice is a registered trademark. Notwithstanding the registration of certain trade names with the United States Trademark Office, there is no assurance that Gourmet's Choice will be able to prevent competitors from using the same or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE. The Company's Articles of Incorporation, as amended, of Gourmet's Choice authorizes the issuance of 200,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Gourmet's Choice. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

        PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent tot he transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operative such programs. The Company does not know what steps, if any, have been taken by any of its potential suppliers in regard to the Year 2000 problems. It is impossible to predict if the basic utilities serving the Company or suppliers will continue uninterrupted. Year 2000 problems may impact the Company's business in Viet Nam.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable

ITEM 5.          OTHER EVENTS

        Successor Issuer Election.

        Pursuant to Rule 12g-3(a) of the General Rules and
Regulations of the Securities and Exchange Commission, upon effectiveness of the Reorganization, the Company became the successor issuer to Aterian Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective November 29, 1999.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Not applicable.

ITEM 7.          FINANCIAL STATEMENTS

        No financial statements are filed herewith. The Registrant is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

        Gourmet's Choice has a June 30 fiscal year end. The fiscal year of Aterian is December 31. The Company will file a Transitional Report on Form 10-KSB, if required.

EXHIBITS

2.1     Agreement and Plan of Reorganization between TPG Capital
        Corporation and Gourmet's Choice Coffee Co., Inc., dated
        November 24, 1999

*3.1    Articles of Incorporation of Gourmet's Choice Coffee Co.,
        Inc., as amended

*3.2    By-Laws of Gourmet's Choice Coffee Co., Inc.

21.1    List of Subsidiaries of Gourmet's Choice Coffee Co., Inc.

*24.1   Consent of accountants

*27.1   Financial Data Schedule

___________
*To be filed by amendment


                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             GOURMET'S CHOISE COFFEE CO., INC.

                             By /s/ James A. Tilton
                                    President

        Date: November 29, 1999


Exhibit 21.1

      LIST OF SUBSIDIARIES OF GOURMET'S CHOICE COFFEE CO., INC.


Gourmet's Choice Franchise, Inc., a Nevada corporation

AmViet Development Corporation, a Bahamian corporation

Aterian Corporation, a Delaware corporation